Exhibit 32.2


                CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
            UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the filing by Rapid Link, Incorporated (the "Registrant") of its Quarterly Report on Form 10-QSB for the quarterly period ended
 April 30, 2006 (the "Quarterly Report") with the Securities and Exchange Commission, I, Chris Canfield, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

 A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.


 Date:  June 14, 2006      By: /s/ CHRIS CANFIELD
                               -------------------------
                               Chris Canfield
                               Chief Financial Officer
                               (Principal Financial Officer)